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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report  June 3, 1997
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             First Union Real Estate Equity and Mortgage Investments
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(Exact name of registrant as specified in its charter)



          Ohio                         1-6249                    34-6513657
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State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
                                                          Identification No.)

     Suite 1900, 55 Public Square
           Cleveland, Ohio                                44113-1937
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:     (216) 781-4030
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Former name or former address, if changed since last report.




Total number of pages in report 2.





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ITEM 5.  OTHER EVENTS
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         On May 28, 1997, First Union Real Estate Equity and Mortgage
Investments, an Ohio real estate investment trust, priced a public offering of 5,500,000 shares of beneficial interest at $12.50 per share, and entered into an underwriting agreement pursuant to which the shares are to be distributed.

         Exhibit
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               (1) Underwriting Agreement dated May 28, 1997 by and between
               First Union Real Estate Equity and Mortgage Investments and Prudential Securities Incorporated, Alex. Brown & Sons Incorporated and Sutro & Co. Incorporated.





                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          First Union Real Estate Equity
                                           and Mortgage Investments
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                                                (Registrant)



Date:    June 3, 1997                     By:/S/  Paul F. Levin
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                                                  Paul F. Levin
                                                  Senior Vice President
                                                  Secretary and General Counsel